UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

American Healthcare REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-41951	47-2887436
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18191 Von Karman Avenue, Suite 300
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 949 270-9200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition

On July 20, 2026, Danny Prosky notified American Healthcare REIT, Inc. (the “Company”) of his decision to retire as Chief Executive Officer and President of the Company, effective as of July 21, 2026. Mr. Prosky will continue to serve as a member of the board of directors of the Company (the “Board”), and will commence participation in the Company’s non-employee director compensation program following such retirement.

In connection with Mr. Prosky’s retirement, he will be entitled to receive benefits in accordance with Section 3.3 of the American Healthcare Opps Holdings, LLC Executive Severance and Change in Control Plan (the “Severance Plan”), a copy of which is attached as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2022.

In addition, the Company, American Healthcare Opps Holdings, LLC and Mr. Prosky entered into a release of claims agreement, dated July 21, 2026, in favor of the Company and its affiliates (the “Release Agreement”), pursuant to which Mr. Prosky will be entitled to receive (i) in acknowledgment of the expenses that Mr. Prosky is expected to incur with respect to continuation coverage under the Company’s medical plans, a lump sum payment of $35,000, and (ii) accelerated vesting of the unvested portion of his Restricted Stock Award Agreement, granted as of February 9, 2024, and which was scheduled to vest on February 9, 2028.

The material terms of the Release Agreement are qualified in their entirety by the Release Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On July 21, 2026, the Board appointed Jeffrey Hanson, who has been serving as the Company’s Interim Chief Executive Officer and President since February 3, 2026, to succeed Mr. Prosky as Chief Executive Officer of the Company, effective July 21, 2026. He will also continue to serve as Chairman of the Board. Biographical information for Mr. Hanson may be found in the Company’s Definitive Proxy Statement relating to the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on April 9, 2026.

In connection with Mr. Hanson’s promotion, upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), the Board approved the following compensation terms for Mr. Hanson: (i) an annual base salary of $965,000; (ii) a target annual bonus opportunity equal to 160% of Mr. Hanson’s annualized base salary; (iii) a grant of time-based restricted stock units (“RSUs”) with a grant date fair value of $2,072,534, which are scheduled to vest in three equal annual installments on the first three anniversaries of July 21, 2026; (iv) a grant of performance-based RSUs with a grant date fair value of $2,072,534, subject to cliff-vesting on December 31, 2028 based upon the satisfaction of applicable performance conditions consistent with the corporate performance goals approved for the Company’s named executive officers for the performance period beginning on January 1, 2026 and ending on December 31, 2028; and (v) eligibility for severance benefits in the event Mr. Hanson’s employment is terminated in connection with a change in control of the Company under Section 3.2 of the Severance Plan. Vesting of the promotion equity grants is subject to Mr. Hanson remaining as an executive officer or director of the Board through the applicable vesting dates. In addition, in connection with Mr. Hanson’s promotion, the Compensation Committee clarified that Mr. Hanson’s continued service as the Company’s permanent Chief Executive Officer will constitute continued service for purposes of determining the vesting of Mr. Hanson’s equity awards that he received on March 26, 2026 in connection with his appointment to the position of Interim Chief Executive Officer.

Promotion of Chief Operating Officer

On July 21, 2026, the Board appointed the Company’s current Chief Operating Officer, Gabe Willhite, to the position of President and Chief Operating Officer, effective July 21, 2026. Biographical information for Mr. Willhite may be found in the Company’s Definitive Proxy Statement relating to the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on April 9, 2026. In connection with Mr. Willhite’s promotion, he will be entitled to receive: (i) an increase in cash compensation of $100,000; (ii) an increase in target cash bonus to 125% of annualized base compensation; (iii) a grant of time-based RSUs with a grant date fair value of $347,840, which are scheduled to vest in three equal annual installments on the first three anniversaries of March 10, 2026; and (iv) a grant of performance-based RSUs with a grant date fair value of $347,840, subject to cliff-vesting on December 31, 2028 based upon the satisfaction of applicable performance conditions consistent with the corporate performance goals approved for the Company’s named executive officers for the performance period beginning on January 1, 2026 and ending on December 31, 2028.

Appointment of Lead Independent Director

On July 21, 2026, the Board appointed Scott A. Estes, a current non-employee director of the Company, as Lead Independent Director, effective July 21, 2026. In connection with such appointment, Mr. Estes will receive an additional annual cash retainer of $40,000. Biographical information for Mr. Estes may be found in the Company’s Definitive Proxy Statement relating to the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on April 9, 2026.

Item 7.01 Regulation FD Disclosure.

On July 22, 2026, we issued a press release relating to the matters described in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Release of Claims Agreement, dated July 21, 2026, by and among, American Healthcare REIT, Inc., American Healthcare Opps Holdings, LLC and Danny Prosky
99.1	American Healthcare REIT, Inc. Press Release, July 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc.

Date:	July 22, 2026	By:	/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson Title: Chief Executive Officer